EXHIBIT 23.1


               CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
               --------------------------------------------------------
To the Board of Directors
Data Call Technologies
600 Kenrick, Suite B-12
Houston, Texas 77060

We hereby consent to use in this Form SB-2 Registration Statement of our report dated January 16, 2006, relating to Data Call Technologies, which is part of this Registration Statement. We also consent to the reference to our firm under the caption "Experts."

February 17, 2006

/s/ R.E. Bassie & Co.
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R.E. BASSIE & CO.

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